UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023

CuraScientific Corp.
(Exact name of registrant as specified in charter)

Florida	000-56325	84-5079920
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51544 Cesar Chavez Street, Coachella, California	92236
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (909) 435-1642

(Former name or former address, if changed since last report)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2023, the Board of Directors of the Company Dismissed Justin Gonzalez as a Director.

On December 6, 2023, the Board of Directors of the Company Dismissed Paul Goyette as a Director pursuant his resignation.

On December 6, 2023, the Board of Directors of the Company Dismissed Chris Bennett as a Director, and terminated his Employment Agreement, pursuant his resignation.

Item 9.01. Exhibits.

(d)       Exhibits.

Exhibit 10.1	Board Resolution Dismissing Justin Gonzalez

Exhibit 10.2	Board Resolution Dismissing Goyette and Bennett

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CuraScientific Corp.

Date: December 6, 2023

By:	/s/ William J. Reed
Name: William J. Reed
Title: Chief Executive Officer